UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2008

ATC HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11380	11-2650500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1983 Marcus Avenue Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 750-1600
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 31, 2008, ATC Healthcare, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX") stating that the Company had failed to regain compliance with AMEX’s continued listing requirements set forth in Sections 134 and 1101 of the AMEX Company Guide by the January 24, 2008 deadline previously imposed by AMEX, because the Company failed to timely file with the SEC its Quarterly Report on Form 10-Q for the quarter ended August 31, 2007 (the "August Form 10-Q"). The Company was further advised that its failure to file its Quarterly Report on Form 10-Q for the quarter ended November 30, 2007 (the "November Form 10-Q") has resulted in an additional deficiency under Sections 134 and 1101 of the AMEX Company Guide.

As previously disclosed in the Company’s Current Reports on Form 8-K (filed on October 30, 2007 and November 27, 2007), the Company initially received notice from AMEX on October 24, 2007 advising that the Company’s delayed filing of its August Form 10-Q was a violation of Sections 134 and 1101 of the AMEX Company Guide and, in order to maintain its AMEX listing, the Company must submit a plan by November 7, 2007 advising AMEX of action it has taken, or will take, that would bring the Company into compliance. On November 6, 2007, the Company submitted a plan to AMEX indicating that it would file the August Form 10-Q by January 24, 2008. On November 21, 2007, AMEX notified the Company that AMEX had accepted the Company’s plan to regain compliance with the AMEX continued listing standards and granted the Company an extension until January 24, 2008 to file its August Form 10-Q.

The Company was not able to file the August Form 10-Q prior to its January 24, 2008 deadline and has not filed the November Form 10-Q. By letter to AMEX dated January 23, 2008, the Company proposed a revised plan to file the August Form 10-Q by February 21, 2008 and the November Form 10-Q by March 20, 2008. AMEX is currently in the process of reviewing the Company’s proposed revised plan. There can be no assurance that the Company can meet the deadlines set by AMEX or otherwise maintain its AMEX listing.

On February 6, 2008, the Company issued a press release disclosing the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated February 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATC HEALTHCARE, INC.

		By:	/s/ David Kimbell
David Kimbell
Senior Vice President-Finance, Chief Financial Officer and Treasurer

Date:	February 6, 2008

Exhibit Index

99.1      Press release dated February 6, 2008